Funded Status and Amounts Recognized for Post-retirement Health Care Costs (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Actuarial present value	$ 2.1	$ 2.1
Plan assets at fair value	0	0
Accumulated benefit obligation in excess of plan assets	2.1	2.1
Prior service costs	0	0
Unrecognized net (gain)/loss	0	0
Post-retirement health care liability	$ 2.1	$ 2.1	$ 2.6